UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.

(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Address of principal executive offices)

Ryan M. Charles

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, AZ 85756

(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600

Date of fiscal year end: December 31, 2019

Date of reporting period: June 30, 2019

____________________

ITEM 1. REPORT TO STOCKHOLDERS

Selected Funds

Selected American Shares
Selected International Fund

June 30, 2019

SEMI-ANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. Please contact your financial intermediary to elect to receive shareholder reports and other Fund communications electronically.

You may elect to receive all future reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details regarding whether your election to receive reports in paper will apply to all funds held with financial intermediary.

Selecting Quality Companies for the Long Term™

SELECTED FUNDS	Table of Contents

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Funds prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds’ website at www.selectedfunds.com, and (iii) on the SEC’s website at www.sec.gov.

Quarterly Schedules of Investments

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to Form N-PORT (available for filings after March 31, 2019).  The Funds’ Forms N-Q and N-PORT exhibit are available without charge, upon request, by calling 1-800-243-1575, on the Funds’ website at www.selectedfunds.com, and on the SEC’s website at www.sec.gov.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds’ website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

August 5, 2019

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview

Selected American Shares underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the six-month period ended June 30, 2019 (the “period”). The Fund’s Class S and D shares delivered total returns of 17.44% and 17.59%, respectively, versus an 18.54% return for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 27%), Consumer Discretionary (up 22%), and Industrials (up 21%). All of the sectors within the S&P 500® reported positive performance during the period. The sectors that reported the weakest performance, yet still positive, were Health Care (up 8%), Energy (up 13%), and Utilities (up 15%).

Detractors from Performance

The Fund’s Financial sector holdings were the most significant detractor2 from performance relative to the S&P 500®. The Fund’s weaker stock selection hindered performance (up 10%, when compared with up 18% for the S&P 500®). Bank of New York Mellon3 (down 5%) and Danske Bank (down 14%) were the first and third top detractors during the period, respectively.

CVS, a Health Care holding, which was down 15%, was one of the weakest performing securities during the period.

The Fund’s Energy holdings detracted from relative performance. The Fund’s performance was hindered primarily as a result of weaker performing Energy stocks (up 6%, versus up 13%). Encana had a negative 11% return.

The Fund’s Information Technology holdings outperformed those of the S&P 500® (up 30%, versus up 27%). However, this sector hindered the Fund’s relative performance due to the Fund’s significant underweight position in the top performing sector (9% average weighting, compared with 20% for the S&P 500®).

Individual securities that produced negative returns included Qurate Retail (down 37%), Orascom Construction (down 12%), and Liberty TripAdvisor (down 22%). Wabtec (up 5%) and Didi Chuxing (up less than 1%) were among the holdings that had the weakest performance during the period, although still positive. Wabtec, which was acquired via a spin off from General Electric, was sold during the period.

Contributors to Performance

The Fund’s Consumer Discretionary holdings were the most substantial absolute contributor and were a top contributor to performance relative to the S&P 500®. The Fund benefited from its strong stock selection (up 28%, versus up 22%) and its overweight position in this strong-performing sector (17% average weighting, versus 10%) when compared to the S&P 500®. New Oriental Education & Technology (up 76%) and Amazon (up 26%) each produced positive returns. Amazon was the third-largest holding at the end of the period representing approximately 6% of net assets.
While a weak absolute performer, the Fund’s Health Care securities were the top contributor relative to the S&P 500®. This contribution was due to the Fund’s significantly lower weighting in the weakest performing sector within the S&P 500®. The Fund had an average weighting of 2%, versus 14% for the S&P 500®.
The Industrials sector helped Fund performance on both an absolute basis and relative to the S&P 500®. The Fund benefited as a result of both stock selection (up 25%, compared to up 21%) and weighting (12% average weighting, versus 9%). United Technologies (up 24%), General Electric (up 44%), and Johnson Controls (up 33%) were top performers. General Electric and Johnson Controls were both sold during the period.
The Fund’s Financial securities (up 10%) boosted absolute performance. Among the top contributors were American Express (up 31%), Capital One Financial (up 21%), and JPMorgan Chase (up 16%).

Other notable contributors during the period included Facebook (up 47%) and Applied Materials (up 39%).

The Fund had 20% of its net assets in non-U.S. securities. These foreign securities outperformed the Fund’s domestic securities (up 19%, compared with up 18%).

Selected American Shares’ investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares’ principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the
Standard & Poor’s 500® Index over 10 years for an investment made on June 30, 2009

Average Annual Total Return for periods ended June 30, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(0.89)%	7.55%	11.79%	N/A	0.98%	0.98%
Class D	(0.58)%	7.90%	12.16%	7.41%	0.66%	0.66%
Standard & Poor’s 500® Index	10.42%	10.71%	14.69%	8.82%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview

Selected International Fund outperformed the Morgan Stanley Capital International All Country World Index ex USA (“MSCI”) for the six-month period ended June 30, 2019 (the “period”). The Fund’s Class S and D shares delivered a total return of 17.80% and 18.00%, respectively, versus a 13.60% return for the MSCI. The sectors1 within the MSCI that reported the strongest performance were Information Technology (up 20%), Industrials (up 16%), and Consumer Discretionary (up 16%). All of the sectors within the MSCI reported positive performance during the period. The sectors that reported the weakest performance, yet still positive, were Communication Services (up 8%), Utilities (up 11%), and Health Care (up 13%).

Contributors to Performance

The Fund’s holdings in the Consumer Discretionary sector were the most substantial contributor2 to performance on both an absolute basis and relative to the MSCI. The Fund benefited from its strong stock selection (up 27%, versus up 16% for the MSCI) as well as from being significantly overweight in this sector (34% average weighting, compared to 11%). New Oriental Education & Technology3 (up 76%) was the top contributor and was the largest holding at the end of the period representing 8% of total net assets. Other top contributors from the Consumer Discretionary sector included JD.com (up 45%), Alibaba (up 24%), and Meituan Dianping (up 65%). Naspers (up 25%), which was the second leading contributor, was reclassified during the period from the Communication Services sector to Consumer Discretionary. Naspers represented approximately 8% of total net assets at the end of the period.

As with the Consumer Discretionary sector holdings, the Fund also benefited from its strong stock selection and overweight position in both the Industrial and Financial sectors.

The Fund’s Industrial stocks were up 20%, while those of the MSCI were up 16%. The Fund also benefited from its overweight position (22% average weighting) in the second-strongest performing sector within the MSCI, which had a 12% average weighting. InterGlobe Aviation (up 35%), Schneider Electric (up 37%), and Ferguson (up 13%) were helpful to Fund performance.

The Fund’s Financial holdings (up 15%) comprised an average weighting of 22% of the portfolio, while those of the MSCI, which was similarly weighted at 22%, were up 13%. Sul America (up 36%) aided performance.

LafargeHolcim (up 24%) was also a top contributor.

The Fund maintained a large position in Chinese securities (44% average weighting). The Fund benefited from its Chinese securities on both an absolute and a relative basis. The Fund’s Chinese holdings were up 21%, compared to up 13% for the MSCI.

Detractors from Performance

Energy (down 24%, versus up 13% for the MSCI) was the Fund’s weakest sector on both an absolute and relative basis due to poorer performing securities. Seven Generations Energy (down 40%) and Encana (down 11%) were the first- and third-top detractors for the period.

The Fund’s Information Technology holdings also hindered the Fund’s relative performance. The Fund’s Information Technology holdings were up 9%, while those of the MSCI were up 20%.

Given the strong performance of the market in general during the period, much of the negative performance was stock specific. Tarena International (down 60%), Metro Bank (down 38%), Fang Holdings (down 54%), Danske Bank (down 14%), Baidu (down 26%), Noah Holdings (down 2%), and Futu Holdings (down 12%) were among the weaker performing securities.

Selected International Fund’s investment objective is capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the six-month period ended June 30, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the six-month period, June 30, 2019, unless otherwise noted.
[1]
The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

SELECTED FUNDS	Management’s Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA)
over 10 years for an investment made on June 30, 2009

$25,000
$20,000
$15,000
$10,000
$5,000
$0
MSCI ACWI® ex USA
SIF - S
SIF - S
$19,473
MSCI ACWI®
ex USA
$18,846
06/30/09
06/30/10
06/30/11
06/30/12
06/30/13
06/30/14
06/30/15
06/30/16
06/30/17
06/30/18
06/30/19

Average Annual Total Return for periods ended June 30, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D’s Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(7.47)%	2.93%	6.89%	N/A	1.43%	1.15%
Class D	(7.19)%	3.35%	7.39%	4.13%	0.88%	0.88%
MSCI ACWI® ex USA	1.29%	2.16%	6.54%	5.94%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The Fund’s performance benefited from IPO purchases in 2010 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Selected Funds Investor Services at 1-800-243-1575 or visit the Fund’s website at www.selectedfunds.com.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	June 30, 2019 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/19 Net Assets)		(% of 06/30/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	79.82%	Diversified Financials	19.59%	5.12%
Common Stock (Foreign)	16.62%	Banks	14.51%	5.48%
Preferred Stock (Foreign)	3.45%	Media & Entertainment	13.71%	8.17%
Other Assets & Liabilities	0.11%	Retailing	11.28%	6.64%
	100.00%	Information Technology	11.19%	21.47%
		Capital Goods	7.55%	6.63%
		Energy	5.10%	5.04%
		Insurance	4.18%	2.51%
		Consumer Services	3.75%	1.95%
		Transportation	3.45%	1.99%
		Health Care	3.14%	14.19%
		Automobiles & Components	1.17%	0.52%
		Materials	0.73%	2.80%
		Consumer Durables & Apparel	0.45%	1.08%
		Telecommunication Services	0.20%	2.01%
		Food, Beverage & Tobacco	–	3.88%
		Other	–	10.52%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 06/30/19 Net Assets)

Alphabet Inc.*	Media & Entertainment	8.07%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	6.32%
Amazon.com, Inc.	Retailing	5.83%
Wells Fargo & Co.	Banks	5.68%
Capital One Financial Corp.	Consumer Finance	5.32%
United Technologies Corp.	Capital Goods	4.96%
Facebook, Inc., Class A	Media & Entertainment	4.67%
JPMorgan Chase & Co.	Banks	4.52%
Applied Materials, Inc.	Semiconductors & Semiconductor Equipment	4.42%
American Express Co.	Consumer Finance	4.07%

*Alphabet Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	June 30, 2019 (Unaudited)

Portfolio Composition		Industry Weightings
(% of Fund’s 06/30/19 Net Assets)		(% of 06/30/19 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	89.81%	Retailing	22.40%	3.37%
Preferred Stock (Foreign)	9.65%	Transportation	15.31%	2.69%
Short-Term Investments	0.23%	Capital Goods	13.05%	7.78%
Other Assets & Liabilities	0.31%	Banks	12.45%	13.46%
	100.00%	Consumer Services	8.56%	1.42%
		Insurance	7.34%	5.43%
		Information Technology	6.02%	8.53%
		Diversified Financials	4.79%	2.99%
		Energy	3.50%	7.06%
		Media & Entertainment	2.93%	2.92%
		Consumer Durables & Apparel	1.44%	3.02%
		Materials	1.36%	7.64%
		Commercial & Professional Services	0.85%	1.49%
		Health Care	–	8.27%
		Food, Beverage & Tobacco	–	5.80%
		Telecommunication Services	–	3.99%
		Automobiles & Components	–	3.46%
		Other	–	10.68%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 06/30/19 Stock Holdings)		(% of Fund’s 06/30/19 Net Assets)

China	43.82%	New Oriental Education & Technology Group, Inc., ADR	8.00%
South Africa	7.87%	Naspers Ltd. - N	7.83%
Brazil	6.71%	Didi Chuxing Joint Co., Series A, Pfd.	7.62%
France	6.53%	Alibaba Group Holding Ltd., ADR	6.97%
United Kingdom	6.53%	Hollysys Automation Technologies Ltd.	5.99%
Singapore	6.21%	Sul America S.A.	5.90%
India	4.84%	Ferguson PLC	5.56%
Canada	3.50%	JD.com, Inc., Class A, ADR	5.22%
Bermuda	3.17%	InterGlobe Aviation Ltd.	4.81%
Switzerland	2.87%	DBS Group Holdings Ltd.	4.15%
Norway	2.75%
Netherlands	1.44%
Denmark	1.42%
Hong Kong	1.41%
Germany	0.93%
	100.00%

SELECTED FUNDS	Expense Example (Unaudited)

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended June 30, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/19)	(06/30/19)	(01/01/19-06/30/19)
Selected American Shares
Class S (annualized expense ratio 0.98%**)
Actual	$1,000.00	$1,174.37	$5.28
Hypothetical	$1,000.00	$1,019.93	$4.91
Class D (annualized expense ratio 0.66%**)
Actual	$1,000.00	$1,175.93	$3.56
Hypothetical	$1,000.00	$1,021.52	$3.31
Selected International Fund
Class S (annualized expense ratio 1.15%**)
Actual	$1,000.00	$1,177.99	$6.21
Hypothetical	$1,000.00	$1,019.09	$5.76
Class D (annualized expense ratio 0.88%**)
Actual	$1,000.00	$1,180.00	$4.76
Hypothetical	$1,000.00	$1,020.43	$4.41

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	June 30, 2019 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (96.44%)
COMMUNICATION SERVICES – (13.90%)
Media & Entertainment – (13.70%)
Alphabet Inc., Class A *	50,044	$54,187,643
Alphabet Inc., Class C *	86,700	93,714,897
ASAC II L.P. *(a)(b)	1,174,606	1,207,965
Facebook, Inc., Class A *	443,248	85,546,864
Liberty Global plc, Series C *	513,080	13,612,012
Liberty Latin America Ltd., Class C *	128,489	2,208,726
Liberty TripAdvisor Holdings, Inc., Series A *	56,003	694,437
		251,172,544
Telecommunication Services – (0.20%)
GCI Liberty, Inc., Class A *	60,536	3,720,543
	Total Communication Services	254,893,087
CONSUMER DISCRETIONARY – (16.62%)
Automobiles & Components – (1.17%)
Adient plc *	882,475	21,417,668
Consumer Durables & Apparel – (0.45%)
Hunter Douglas N.V. (Netherlands)	117,332	8,191,880
Consumer Services – (3.74%)
New Oriental Education & Technology Group, Inc., ADR (China)*	710,270	68,597,877
Retailing – (11.26%)
Alibaba Group Holding Ltd., ADR (China)*	275,197	46,632,132
Amazon.com, Inc. *	56,466	106,925,712
Booking Holdings Inc. *	8,167	15,310,756
Liberty Expedia Holdings, Inc., Series A *	41,160	1,967,036
Naspers Ltd. - N (South Africa)	137,000	33,260,507
Qurate Retail, Inc., Series A *	197,705	2,449,565
		206,545,708
	Total Consumer Discretionary	304,753,133
ENERGY – (5.10%)
Apache Corp.	2,044,537	59,230,237
Encana Corp. (Canada)	3,028,673	15,537,092
Magnolia Oil & Gas Corp., Class A *	1,617,443	18,729,990
	Total Energy	93,497,319
FINANCIALS – (38.23%)
Banks – (14.49%)
Danske Bank A/S (Denmark)	1,054,000	16,659,050
DBS Group Holdings Ltd. (Singapore)	1,604,200	30,779,772
JPMorgan Chase & Co.	741,436	82,892,545
U.S. Bancorp	596,850	31,274,940
Wells Fargo & Co.	2,199,620	104,086,018
		265,692,325
Diversified Financials – (19.57%)
Capital Markets – (3.86%)
Bank of New York Mellon Corp.	1,603,325	70,786,799
Consumer Finance – (9.39%)
American Express Co.	604,758	74,651,328
Capital One Financial Corp.	1,073,525	97,411,658
		172,062,986

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2019 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Diversified Financial Services – (6.32%)
Berkshire Hathaway Inc., Class A *	364	$115,879,400
		358,729,185
Insurance – (4.17%)
Life & Health Insurance – (1.32%)
AIA Group Ltd. (Hong Kong)	2,249,450	24,260,553
Property & Casualty Insurance – (2.85%)
Chubb Ltd.	170,801	25,157,279
Loews Corp.	345,774	18,903,465
Markel Corp. *	7,488	8,158,925
		52,219,669
		76,480,222
	Total Financials	700,901,732
HEALTH CARE – (3.14%)
Health Care Equipment & Services – (3.14%)
CVS Health Corp.	343,043	18,692,413
Quest Diagnostics Inc.	381,110	38,800,809
	Total Health Care	57,493,222
INDUSTRIALS – (7.54%)
Capital Goods – (7.54%)
Ferguson PLC (United Kingdom)	623,526	44,343,399
Orascom Construction PLC (United Arab Emirates)	531,167	2,974,535
United Technologies Corp.	699,170	91,031,934
	Total Industrials	138,349,868
INFORMATION TECHNOLOGY – (11.18%)
Semiconductors & Semiconductor Equipment – (8.88%)
Applied Materials, Inc.	1,805,770	81,097,131
Intel Corp.	638,000	30,541,060
Texas Instruments Inc.	445,343	51,107,562
		162,745,753
Software & Services – (2.30%)
Microsoft Corp.	212,510	28,467,840
Oracle Corp.	241,625	13,765,376
		42,233,216
	Total Information Technology	204,978,969
MATERIALS – (0.73%)
LafargeHolcim Ltd. (Switzerland)	274,678	13,411,725
	Total Materials	13,411,725
TOTAL COMMON STOCK – (Identified cost $1,156,219,857)		1,768,279,055

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	June 30, 2019 (Unaudited)

		Shares	Value (Note 1)
PREFERRED STOCK – (3.45%)
INDUSTRIALS – (3.45%)
Transportation – (3.45%)
	Didi Chuxing Joint Co., Series A (China)*(a)(b)	1,161,716	$54,149,209
	Didi Chuxing Joint Co., Series B (China)*(a)(b)	195,204	9,098,732
		Total Industrials	63,247,941
	TOTAL PREFERRED STOCK – (Identified cost $42,180,623)		63,247,941
	Total Investments – (99.89%) – (Identified cost $1,198,400,480)		1,831,526,996
	Other Assets Less Liabilities – (0.11%)		2,041,629
	Net Assets – (100.00%)		$1,833,568,625

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	June 30, 2019 (Unaudited)

	Shares/Units	Value (Note 1)
COMMON STOCK – (89.81%)
COMMUNICATION SERVICES – (2.91%)
Media & Entertainment – (2.91%)
58.com Inc., Class A, ADR (China)*	1,566	$97,358
Baidu, Inc., Class A, ADR (China)*	2,627	308,305
Fang Holdings Ltd., Class A, ADR (China)*	203,511	126,462
iQIYI, Inc., Class A, ADR (China)*	66,140	1,365,791
	Total Communication Services	1,897,916
CONSUMER DISCRETIONARY – (32.23%)
Consumer Durables & Apparel – (1.44%)
Hunter Douglas N.V. (Netherlands)	13,383	934,374
Consumer Services – (8.51%)
New Oriental Education & Technology Group, Inc., ADR (China)*	53,966	5,212,036
Tarena International, Inc., Class A, ADR (China)*	133,470	333,675
		5,545,711
Retailing – (22.28%)
Alibaba Group Holding Ltd., ADR (China)*	26,810	4,542,954
JD.com, Inc., Class A, ADR (China)*	112,355	3,403,233
Meituan Dianping, Class B (China)*	167,387	1,467,800
Naspers Ltd. - N (South Africa)	21,014	5,101,725
		14,515,712
	Total Consumer Discretionary	20,995,797
ENERGY – (3.48%)
Encana Corp. (Canada)	281,785	1,445,557
Seven Generations Energy Ltd., Class A (Canada)*	167,560	821,454
	Total Energy	2,267,011
FINANCIALS – (24.44%)
Banks – (12.38%)
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	60,570	2,056,957
Danske Bank A/S (Denmark)	58,340	922,096
DBS Group Holdings Ltd. (Singapore)	140,770	2,700,953
DNB ASA (Norway)	95,600	1,778,537
Metro Bank PLC (United Kingdom)*	90,830	606,161
		8,064,704
Diversified Financials – (4.76%)
Capital Markets – (3.48%)
Futu Holdings Ltd., Class A, ADR (China)*	3,490	36,890
Julius Baer Group Ltd. (Switzerland)	21,980	978,540
Noah Holdings Ltd., ADS (China)*	29,384	1,250,289
		2,265,719
Consumer Finance – (1.28%)
Yirendai Ltd., ADR (China)*	60,690	835,094
		3,100,813
Insurance – (7.30%)
Life & Health Insurance – (1.40%)
AIA Group Ltd. (Hong Kong)	84,480	911,126
Multi-line Insurance – (5.90%)
Sul America S.A. (Brazil)	393,337	3,843,280
		4,754,406
	Total Financials	15,919,923

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2019 (Unaudited)

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (19.41%)
Capital Goods – (12.98%)
Brenntag AG (Germany)	12,244	$602,990
Ferguson PLC (United Kingdom)	50,942	3,622,851
Safran S.A. (France)	11,581	1,696,794
Schneider Electric SE (France)	27,974	2,537,105
		8,459,740
Commercial & Professional Services – (0.85%)
China Index Holdings Ltd., ADR (China)*	155,222	551,038
Transportation – (5.58%)
Azul S.A., ADR (Brazil)*	15,000	501,600
InterGlobe Aviation Ltd. (India)	138,967	3,134,672
		3,636,272
	Total Industrials	12,647,050
INFORMATION TECHNOLOGY – (5.99%)
Technology Hardware & Equipment – (5.99%)
Hollysys Automation Technologies Ltd. (China)	205,510	3,904,690
	Total Information Technology	3,904,690
MATERIALS – (1.35%)
LafargeHolcim Ltd. (Switzerland)	18,017	879,717
	Total Materials	879,717
TOTAL COMMON STOCK – (Identified cost $51,326,364)		58,512,104
PREFERRED STOCK – (9.65%)
INDUSTRIALS – (9.65%)
Transportation – (9.65%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	106,435	4,961,084
Grab Holdings Inc., Series G (Singapore)*(a)(b)	214,779	1,323,662
	Total Industrials	6,284,746
TOTAL PREFERRED STOCK – (Identified cost $4,143,934)		6,284,746

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	June 30, 2019 (Unaudited)

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (0.23%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 2.57%, 07/01/19, dated 06/28/19, repurchase value of $49,010 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-10.00%, 07/09/19-03/20/69, total market value $49,980)	$49,000	$49,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 2.50%, 07/01/19, dated 06/28/19, repurchase value of $35,007 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 5.50%-7.50%, 12/01/30-02/01/37, total market value $35,700)	35,000	35,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 2.56%, 07/01/19, dated 06/28/19, repurchase value of $66,014 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 06/01/49, total market value $67,320)	66,000	66,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $150,000)	150,000
	Total Investments – (99.69%) – (Identified cost $55,620,298)		64,946,850
	Other Assets Less Liabilities – (0.31%)		199,216
		Net Assets – (100.00%)	$65,146,066

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At June 30, 2019 (Unaudited)

	Selected American Shares	Selected International Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$1,831,526,996	$64,946,850
Cash	–	5,345
Receivables:
Capital stock sold	352,835	28,188
Dividends and interest	512,756	46,601
Investment securities sold	6,065,398	397,850
Prepaid expenses	32,262	1,257
Due from Adviser	–	2,000
Total assets	1,838,490,247	65,428,091
LIABILITIES:
Cash overdraft	939,916	–
Payables:
Capital stock redeemed	1,004,161	13,953
Deferred foreign taxes	–	75,953
Investment securities purchased	1,718,161	127,756
Accrued custodian fees	70,004	16,008
Accrued distribution service fees	146,561	2,187
Accrued investment advisory fees	855,493	29,905
Other accrued expenses	187,326	16,263
Total liabilities	4,921,622	282,025
NET ASSETS	$1,833,568,625	$65,146,066
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$67,369,160	$1,315,828
Additional paid-in capital	1,113,317,398	53,598,824
Distributable earnings**	652,882,067	10,231,414
Net Assets	$1,833,568,625	$65,146,066
CLASS S SHARES:
Net assets	$687,060,020	$8,882,640
Shares outstanding	20,215,236	721,539
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$33.99	$12.31
CLASS D SHARES:
Net assets	$1,146,508,605	$56,263,426
Shares outstanding	33,680,092	4,541,773
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$34.04	$12.39

*Including:
Cost of investments	$1,198,400,480	$55,620,298
**Net of deferred foreign taxes of	–	75,953

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the six months ended June 30, 2019 (Unaudited)

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$16,573,634	$609,928
Interest	138,545	9,712
Total income	16,712,179	619,640
Expenses:
Investment advisory fees (Note 3)	5,043,068	174,075
Custodian fees	123,792	16,776
Transfer agent fees:
Class S	423,606	17,852
Class D	281,502	22,351
Audit fees	32,430	11,750
Legal fees	18,910	4,055
Reports to shareholders	41,000	2,001
Directors’ fees and expenses	215,647	9,726
Registration and filing fees	27,000	21,248
Miscellaneous	53,853	11,609
Distribution service fees (Note 3):
Class S	875,531	11,442
Total expenses	7,136,339	302,885
Reimbursement of expenses by Adviser (Note 3)	–	(13,179)
Net expenses	7,136,339	289,706
Net investment income	9,575,840	329,934
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	32,826,504	192,543
Foreign currency transactions	(67,002)	(4,505)
Net realized gain	32,759,502	188,038
Net change in unrealized appreciation (depreciation)**	248,923,135	9,565,726
Net realized and unrealized gain on investments and foreign currency transactions	281,682,637	9,753,764
Net increase in net assets resulting from operations	$291,258,477	$10,083,698

*Net of foreign taxes withheld of	$262,321	$63,250
**Net of deferred foreign taxes of	–	75,953

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the six months ended June 30, 2019 (Unaudited)

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$9,575,840	$329,934
Net realized gain from investments and foreign currency transactions	32,759,502	188,038
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	248,923,135	9,565,726
Net increase in net assets resulting from operations	291,258,477	10,083,698
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(22,688,922)	–
Class D	(39,619,267)	–
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(57,658,424)	(1,128,531)
Class D	(18,632,998)	(121,550)
Total increase in net assets	152,658,866	8,833,617
NET ASSETS:
Beginning of period	1,680,909,759	56,312,449
End of period	$1,833,568,625	$65,146,066

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2018

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$15,216,403	$491,420
Net realized gain from investments and foreign currency transactions	233,310,202	8,167,665
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(520,631,883)	(25,282,535)
Net decrease in net assets resulting from operations	(272,105,278)	(16,623,450)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class S	(112,615,545)	(633,351)
Class D	(177,899,601)	(3,670,557)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(36,288,708)	(21,869,578)
Class D	23,991,402	(3,713,913)
Total decrease in net assets	(574,917,730)	(46,510,849)
NET ASSETS:
Beginning of year	2,255,827,489	102,823,298
End of year	$1,680,909,759	$56,312,449

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
June 30, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds (“Funds”) consist of Selected American Shares, Inc. (a Maryland corporation) (“Selected American Shares”) and Selected International Fund, Inc. (a Maryland corporation) (“Selected International Fund”). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies. The Funds follow the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

Selected American Shares’ investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest principally in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization and maintains its investment objective to achieve capital growth.

An investment in the Funds, as with any mutual fund, includes risks that vary depending upon the Funds’ investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund’s return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital.

Eligible Class S shares will be converted to Class D shares on August 1, 2019 for those shareholders that have not previously converted nor objected to such conversion prior to July 16, 2019. Class D shares offer lower expenses for shareholders who have chosen not to use an intermediary, but instead invest directly with the Selected Funds. This is a non-taxable event.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - (Continued)

next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of June 30, 2019 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$253,685,122	$1,897,916
Consumer Discretionary	304,753,133	20,995,797
Energy	93,497,319	2,267,011
Financials	700,901,732	15,919,923
Health Care	57,493,222	–
Industrials	138,349,868	12,647,050
Information Technology	204,978,969	3,904,690
Materials	13,411,725	879,717
Total Level 1	1,767,071,090	58,512,104
Level 2 – Other Significant Observable Inputs:
Short-term securities	–	150,000
Total Level 2	–	150,000
Level 3 – Significant Unobservable Inputs:
Common Stock:
Communication Services	1,207,965	–
Preferred Stock:
Industrials	63,247,941	6,284,746
Total Level 3	64,455,906	6,284,746
Total Investments	$1,831,526,996	$64,946,850

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the six months ended June 30, 2019. The net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at June 30, 2019 was $211,184 and $11,857 for Selected American Shares and Selected International Fund, respectively. There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance January 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance June 30, 2019
Selected American Shares
Investments in Securities:
Common Stock	$1,147,942	$–	$60,023	$–	$–	$1,207,965
Preferred Stock	63,096,780	–	151,161	–	–	63,247,941
Total Level 3	$64,244,722	$–	$211,184	$–	$–	$64,455,906
Selected International Fund
Investments in Securities:
Preferred Stock	$6,272,889	$–	$11,857	$–	$–	$6,284,746
Total Level 3	$6,272,889	$–	$11,857	$–	$–	$6,284,746

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at June 30, 2019	Valuation Technique	Unobservable Input(s)	Amount(s) or Range	Impact to Valuation from an Increase in Input
Selected American Shares
Investments in Securities:
Common Stock	$1,207,965	Discounted Cash Flow	Annualized Yield	3.139%	Decrease

Preferred Stock	63,247,941	Market Approach	Volume-Weighted Transaction Price	$46.00-$48.39	Increase
Total Level 3	$64,455,906
Selected International Fund
Investments in Securities:
Preferred Stock	$4,961,084	Market Approach	Volume-Weighted Transaction Price	$46.00-$48.39	Increase

Preferred Stock	1,323,662	Market Approach	Transaction Price	$6.1629	Increase
Total Level 3	$6,284,746

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of June 30, 2019, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2015.

Based on the Funds’ understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

At June 30, 2019, the aggregate cost of investments and unrealized appreciation (depreciation) for federal income tax purposes were as follows:

	Selected	Selected
	American Shares	International Fund
Cost	$1,202,547,918	$55,702,737
Unrealized appreciation	744,216,776	15,976,711
Unrealized depreciation	(115,237,698)	(6,732,598)
Net unrealized appreciation	$628,979,078	$9,244,113

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2019 (Unaudited)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, equalization accounting for tax purposes, corporate actions, partnership income, Directors’ deferred compensation, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules.

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the six months ended June 30, 2019 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$136,711,167	$3,223,715
Proceeds from sales	258,984,637	3,605,603

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2019 (Unaudited)

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

As of June 30, 2019, related shareholders with greater than 20% of outstanding shares were as follows:

Selected American Shares	Selected International Fund
n/a	22%

Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the six months ended June 30, 2019 approximated 0.55% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to waive fees and/or reimburse Selected International Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class S shares, 1.15%), until May 1, 2020. After that date, there is no assurance that the Adviser will continue to cap expenses. The expense cap cannot be terminated prior to that date without the consent of the Board of Directors. During the six months ended June 30, 2019, such reimbursements for Class S shares amounted to $13,179, and are not subject to future recoupment.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the six months ended June 30, 2019 was $81,878 and $7,140 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian.

Distribution Service Fees - For services under the distribution agreement, the Funds’ Class S shares pay an annual fee of 0.25% of average daily net assets. During the six months ended June 30, 2019, Selected American Shares and Selected International Fund incurred distribution service fees totaling $875,531 and $11,442, respectively.

There are no distribution service fees for the Funds’ Class D shares.

NOTE 4 - CAPITAL STOCK

At June 30, 2019, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Six months ended June 30, 2019 (Unaudited)
	Sold		Reinvestment of Distributions	Redeemed		Net Decrease
Selected American Shares
Shares: Class S	180,084		667,117	(2,529,772)	^	(1,682,571)
Class D	942,602	^	1,080,168	(2,534,181)		(511,411)
Value: Class S	$6,045,276		$22,375,102	$(86,078,802)	^	$(57,658,424)
Class D	31,512,284	^	36,283,735	(86,429,017)		(18,632,998)

Selected International Fund
Shares: Class S	5,613		–	(100,017)	^	(94,404)
Class D	96,591	^	–	(106,291)		(9,700)
Value: Class S	$67,639		$–	$(1,196,170)	^	$(1,128,531)
Class D	1,141,013	^	–	(1,262,563)		(121,550)

^Includes Class S to Class D conversions as disclosed in Note 1 of the Notes to Financial Statements.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
June 30, 2019 (Unaudited)

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2018
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Selected American Shares
Shares: Class S	913,656	3,226,647	(4,731,458)	(591,155)
Class D	1,794,593	4,721,813	(5,445,330)	1,071,076
Value: Class S	$31,483,870	$111,137,308	$(178,909,886)	$(36,288,708)
Class D	67,240,804	162,583,791	(205,833,193)	23,991,402

Selected International Fund
Shares: Class S	299,531	57,201	(1,875,392)	(1,518,660)
Class D	94,874	328,521	(628,733)	(205,338)
Value: Class S	$4,402,472	$620,627	$(26,892,677)	$(21,869,578)
Class D	1,317,984	3,580,876	(8,612,773)	(3,713,913)

* Selected International Fund: net of redemption fees amounting to $4,020 and $17 for Class S and Class D, respectively.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. The Funds had no borrowings during the six months ended June 30, 2019.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of June 30, 2019, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $64,455,906 or 3.52% of the Fund’s net assets as of June 30, 2019. The aggregate value of restricted securities in Selected International Fund amounted to $6,284,746 or 9.65% of the Fund’s net assets as of June 30, 2019. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/ Share	Valuation per Unit/Share as of June 30, 2019
Selected American Shares	ASAC II L.P.	10/10/13	1,174,606	$1.00	$1.0284

	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	1,161,716	$27.7507	$46.6114

	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	195,204	$50.9321	$46.6114

Selected International Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	106,435	$27.7507	$46.6114

	Grab Holdings Inc., Series G, Pfd.	08/02/17	214,779	$5.5419	$6.1629

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Six months ended June 30, 2019[e]	$29.94	$0.14	$5.07	$5.21
Year ended December 31, 2018	$40.53	$0.20	$(5.35)	$(5.15)
Year ended December 31, 2017	$35.76	$0.15	$7.46	$7.61
Year ended December 31, 2016	$36.93	$0.13	$4.06	$4.19
Year ended December 31, 2015	$43.16	$0.20	$1.37	$1.57
Year ended December 31, 2014	$50.29	$0.24	$2.54	$2.78
Selected American Shares Class D:
Six months ended June 30, 2019[e]	$29.99	$0.20	$5.06	$5.26
Year ended December 31, 2018	$40.59	$0.33	$(5.36)	$(5.03)
Year ended December 31, 2017	$35.80	$0.28	$7.47	$7.75
Year ended December 31, 2016	$36.97	$0.25	$4.06	$4.31
Year ended December 31, 2015	$43.13	$0.36	$1.36	$1.72
Year ended December 31, 2014	$50.26	$0.39	$2.56	$2.95
Selected International Fund Class S:
Six months ended June 30, 2019[e]	$10.45	$0.05	$1.81	$1.86
Year ended December 31, 2018	$14.44	$0.04	$(3.23)	$(3.19)
Year ended December 31, 2017	$10.45	$(0.03)	$4.02	$3.99
Year ended December 31, 2016	$10.48	$(0.01)	$(0.02)	$(0.03)
Year ended December 31, 2015	$11.12	$0.04	$(0.11)	$(0.07)
Year ended December 31, 2014	$11.21	$0.03	$(0.10)	$(0.07)
Selected International Fund Class D:
Six months ended June 30, 2019[e]	$10.50	$0.06	$1.83	$1.89
Year ended December 31, 2018	$14.53	$0.09	$(3.26)	$(3.17)
Year ended December 31, 2017	$10.50	$0.05	$4.03	$4.08
Year ended December 31, 2016	$10.53	$0.04	$(0.03)	$0.01
Year ended December 31, 2015	$11.17	$0.09	$(0.10)	$(0.01)
Year ended December 31, 2014	$11.27	$0.08	$(0.11)	$(0.03)

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year.

[c]	The ratios in this column reflect the impact, if any, of certain reimbursements.

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.16)	$(1.00)	$–	$(1.16)	$33.99	17.44%	$687	0.98%[f]	0.98%[f]	0.84%[f]	8%
$(0.19)	$(5.25)	$–	$(5.44)	$29.94	(14.00)%	$656	0.97%	0.97%	0.52%	24%
$(0.15)	$(2.69)	$–	$(2.84)	$40.53	21.77%	$911	0.97%	0.97%	0.39%	13%
$(0.27)	$(5.09)	$–	$(5.36)	$35.76	12.50%	$993	0.97%	0.97%	0.39%	19%
$(0.28)	$(7.52)	$–	$(7.80)	$36.93	3.59%	$1,181	0.95%	0.95%	0.50%	27%
$(0.23)	$(9.68)	$–	$(9.91)	$43.16	5.60%	$1,571	0.94%	0.94%	0.47%	26%

$(0.21)	$(1.00)	$–	$(1.21)	$34.04	17.59%	$1,147	0.66%[f]	0.66%[f]	1.16%[f]	8%
$(0.32)	$(5.25)	$–	$(5.57)	$29.99	(13.71)%	$1,025	0.65%	0.65%	0.84%	24%
$(0.27)	$(2.69)	$–	$(2.96)	$40.59	22.18%	$1,344	0.65%	0.65%	0.71%	13%
$(0.39)	$(5.09)	$–	$(5.48)	$35.80	12.83%	$1,391	0.65%	0.64%	0.72%	19%
$(0.36)	$(7.52)	$–	$(7.88)	$36.97	3.96%	$2,131	0.61%	0.61%	0.84%	27%
$(0.40)	$(9.68)	$–	$(10.08)	$43.13	5.96%	$3,674	0.60%	0.60%	0.81%	26%

$–	$–	$–	$–	$12.31	17.80%	$9	1.43%[f]	1.15%[f]	0.81%[f]	5%
$(0.01)	$(0.79)	$–	$(0.80)	$10.45	(22.27)%	$9	1.31%	1.26%	0.30%	31%
$–[g]	$–	$–	$–[g]	$14.44	38.22%	$34	1.28%	1.25%	(0.07)%	12%
$–	$–	$–	$–	$10.45	(0.29)%	$8	1.51%	1.30%	(0.09)%	49%
$(0.04)	$(0.53)	$–	$(0.57)	$10.48	(0.70)%	$9	1.41%	1.30%	0.28%	43%
$(0.02)	$–	$–	$(0.02)	$11.12	(0.66)%[h]	$11	1.38%	1.30%	0.23%	49%

$–	$–	$–	$–	$12.39	18.00%	$56	0.88%[f]	0.88%[f]	1.08%[f]	5%
$(0.07)	$(0.79)	$–	$(0.86)	$10.50	(22.05)%	$48	0.89%	0.89%	0.67%	31%
$(0.05)	$–	$–	$(0.05)	$14.53	38.90%	$69	0.87%	0.87%	0.31%	12%
$(0.04)	$–	$–	$(0.04)	$10.50	0.10%	$52	0.87%	0.83%	0.38%	49%
$(0.10)	$(0.53)	$–	$(0.63)	$10.53	(0.20)%	$74	0.83%	0.83%	0.75%	43%
$(0.07)	$–	$–	$(0.07)	$11.17	(0.26)%[h]	$89	0.83%	0.83%	0.70%	49%

e	Unaudited.

f	Annualized.

g	Less than $0.005 per share.

h
Selected International Fund’s performance benefited from IPO purchases in 2014, adding approximately 2% to the Fund’s total return. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

See Notes to Financial Statements

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited)

Process of Annual Review

The Board of Directors of Selected Funds oversees the management of each Selected Fund and, as required by law, determines annually whether to approve the continuance of each Selected Fund’s advisory agreement with Davis Selected Advisers, L.P. and sub-advisory agreement with Davis Selected Advisers-NY, Inc. (jointly “Davis Advisors” and “Advisory Agreements”).

With the assistance of counsel to the Independent Directors, the Independent Directors undertook a comprehensive review process in anticipation of their annual contract review, held in April 2019. As part of this process, Davis Advisors provided the Independent Directors with material (including recent investment performance data) that was responsive to questions submitted to Davis Advisors by the Independent Directors. At this meeting, the Independent Directors reviewed and evaluated all information which they deemed reasonably necessary under the circumstances and were provided guidance by their independent counsel. In reaching their decision, the Independent Directors also took into account information furnished to them throughout the year and otherwise provided to them during their quarterly meetings or through other prior communications. The Independent Directors concluded that they had been supplied with sufficient information and data to analyze the Advisory Agreements and that their questions had been sufficiently answered by Davis Advisors. Upon completion of this review, the Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements was in the best interests of Selected American Shares, Selected International Fund, and their shareholders.

Reasons the Independent Directors Approved Continuation of the Advisory Agreements

The Independent Directors’ determinations were based upon a comprehensive consideration of all information provided to them, and they did not identify any single item or piece of information as the controlling factor. Each Independent Director did not necessarily attribute the same weight to each factor. The following considerations and conclusions were important, but not exclusive, to the Independent Directors’ recommendation to renew the Advisory Agreements.

The Independent Directors considered the investment performance of each Fund on an absolute basis as well as relative to its benchmark and other comparable funds. The Independent Directors not only considered the investment performance of each Fund, but also the full range and quality of services provided by Davis Advisors to each Fund and its shareholders, including whether a Fund:

1.	Achieves satisfactory investment results over the long-term, after all costs;
2.
Efficiently and effectively handles shareholder transactions, inquiries, requests and records, provides quality accounting, legal and compliance services, and oversees third-party service providers; and

3.	Fosters healthy investor behavior.

Davis Advisors is reimbursed a portion of its costs in providing some but not all of these services.

A shareholder’s ultimate return is the product of a fund’s results as well as the shareholder’s behavior, specifically in selecting when to invest or redeem. The Independent Directors concluded that, through its actions and communications, Davis Advisors has attempted to have a meaningful positive impact on investor behavior.

In aggregate, Davis Advisors, employees of Davis Advisors, and the Davis family have made significant investments in the Funds. The Independent Directors considered that these investments tend to align Davis Advisors’, Davis Advisors’ employees, and the Davis family’s interests with other shareholders, as they face the same risks, pay the same fees, and are motivated to achieve satisfactory long-term returns.

The Independent Directors noted the importance of reviewing quantitative measures, but recognized that qualitative factors are also important in assessing whether Selected Funds’ shareholders are likely to be well served by the renewal of the Advisory Agreements. They noted both the value and shortcomings of purely quantitative measures, including the data provided by independent service providers, and concluded that, while such measures and data may be informative, the judgment of the Independent Directors must take many factors into consideration in representing the shareholders of the Selected Funds, including those listed below. In connection with reviewing comparative performance information, the Independent Directors generally give greater weight to longer-term measurements.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Reasons the Independent Directors Approved Continuation of the Advisory Agreements – (Continued)

The Independent Directors noted that Davis Advisors employs a disciplined, company-specific, research-driven, businesslike, long-term investment philosophy. The Independent Directors considered the quality of Davis Advisors’ investment process, as well as the experience, capability, and integrity of its senior management and other personnel.

The Independent Directors recognized Davis Advisors’ (a) efforts to minimize transaction costs by generally having a long- term time horizon and low portfolio turnover; (b) focus on tax efficiency; (c) record of generally producing satisfactory results over longer-term periods; (d) efforts towards fostering healthy investor behavior by, among other things, providing informative and substantial educational material; and (e) efforts to promote shareholder interests by actively speaking out on corporate governance issues.

The Independent Directors assessed (a) comparative fee and expense information for other funds, as selected and analyzed by a nationally recognized independent service provider; (b) information regarding fees charged by Davis Advisors to other advisory clients, which includes other funds it advises, other funds which it sub-advises, and private accounts, as well as the differences in the services provided to such other clients; and (c) the fee schedule of each Fund, including an assessment of competitive fee schedules.

The Independent Directors reviewed the management fee schedule for each Fund, the profitability of each Fund to Davis Advisors, the extent to which economies of scale might be realized if the Funds’ net assets increase, and whether the fee schedules should reflect those potential economies of scale at this time. The Independent Directors considered the nature, quality, and extent of the services being provided to each Fund and the costs incurred by Davis Advisors in providing such services. The Independent Directors considered various potential benefits that Davis Advisors may receive in connection with the services it provides under the Advisory Agreements with the Funds, including a review of portfolio brokerage practices. The Independent Directors noted that Davis Advisors does not use client commissions to pay for publications that are available to the general public or for research reports that are created by parties other than the broker-dealers providing trade execution, clearing and/or settlement services to the Funds.

The Independent Directors compared the fees paid to Davis Advisors by the Selected Funds with those paid by Davis Advisors’ advised and sub-advised clients, private account clients, and managed money/wrap clients. To the extent sub-advised, private account, or managed money/wrap fees were lower than fees paid by the Funds, the Independent Directors noted that the range of services provided to the Funds is more extensive, with greater risks associated with operating SEC registered, publicly traded mutual funds. Serving as the primary adviser for mutual funds is more work because of the complex overlay of regulatory, tax, and accounting issues, which are unique to mutual funds. In addition, the operational work required to service shareholders is more extensive because of the significantly greater number of shareholders, and managing trading is more complex because of the more frequent fund flows. With respect to risk, not only has regulation become more complex and burdensome, but the scrutiny of regulators and shareholders has become more intense. The Independent Directors concluded that reasonable justifications existed for any differences between the fee rates for the Funds and Davis Advisors’ other lines of business.

Selected American Shares

The Independent Directors noted that Selected American Shares’ Class S shares performed in line with its benchmark, the Standard & Poor’s 500® Index (“S&P 500®”), since Davis Advisors took over the daily management of the Fund on May 1, 1993, but underperformed the S&P 500® over the one-, three-, five-, and ten-year time periods, all periods ended March 31, 2019.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional large-cap core funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The report indicated that the Fund’s Class D shares underperformed the Performance Universe Average and the Lipper Index over the one-, two-, three-, four-, five-, and ten-year time periods, all periods ended December 31, 2018.

The Independent Directors also reviewed the Fund’s performance versus both the S&P 500® and the Lipper Large-Cap Core category when measured over rolling five- and ten-year time frames. The Fund outperformed the S&P 500® in 11 out of 22 rolling five-year time periods and outperformed the Lipper Large-Cap Core category in 13 out of 22 rolling five-year time periods, all periods ended December 31 for each year from 1997 through 2018. The Fund outperformed both the S&P 500® and the Lipper Large-Cap Core category in 10 out of 17 rolling ten-year time periods, all periods ended December 31 for each year from 2002 through 2018.

SELECTED FUNDS	Director Approval of Advisory Agreements (Unaudited) – (Continued)

Selected American Shares – (Continued)

The Independent Directors considered Selected American Shares’ management fee and total expense ratio. They observed that the Fund’s Class D shares current management fee was reasonable and below the average and median of its expense peer group, as determined by Broadridge. The Directors noted that Class D shares do not pay any 12b-1 fees.

Selected International Fund

Davis Advisors became the investment adviser to Selected Special Shares on May 1, 1993. Davis Advisors oversaw a sub-adviser from 1993 to May 31, 2001, at which point, Davis Advisors began active daily management of the Fund. On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from primarily investing in domestic equity securities to primarily investing in foreign equity securities. While the Independent Directors reviewed all time periods, these changes limit the relevance of long-term comparisons against the Fund’s benchmark, the Morgan Stanley Capital International All Country World Index ex USA (“MSCI ACWI® ex USA”).

The Independent Directors noted that Selected International Fund’s Class S shares outperformed the MSCI ACWI® ex USA over the three-, five-, and ten-year time periods, and underperformed over the one-year period, all periods ended March 31, 2019.

Broadridge, an independent service provider, presented a report to the Independent Directors that compared the Fund to all Lipper retail and institutional international multi-cap growth funds (the “Performance Universe Average”), as well as the relevant Lipper Index. The Fund’s Class D shares outperformed the Lipper Performance Universe Average and the Lipper Index over the five-year time period; underperformed both over the one- and two-year time periods, performed in line with the Performance Universe and underperformed the Lipper Index over the three-year time period; and outperformed the Performance Universe and underperformed the Index over the four- and ten-year time periods; all periods ended December 31, 2018.

The Independent Directors also reviewed the Fund’s performance versus both the MSCI ACWI® ex USA and the Lipper International Multi-Cap Growth category when measured over each rolling five-year time frame since its investment strategy change in 2011. The Fund outperformed both the MSCI ACWI® ex USA and the Lipper International Multi-Cap Growth category in 3 out of 3 rolling five-year time periods, all periods ended December 31 for each year from 2016 through 2018.

The Independent Directors considered Selected International Fund’s management fee and total expense ratio. They observed that the Fund’s Class D shares’ current management fee was reasonable and below the average and median of its expense peer group, as determined by Broadridge. The Independent Directors also noted that the Adviser has capped expenses of Class S shares through May 1, 2020, and that Class D shares do not pay any 12b-1 fees.

Approval of Advisory Agreements

The Independent Directors concluded that Davis Advisors had provided Selected American Shares, Selected International Fund, and their shareholders a reasonable level of both investment and non-investment services. The Independent Directors further concluded that shareholders have received a significant benefit from Davis Advisors’ shareholder-oriented approach, as well as the execution of its investment discipline.

The Independent Directors determined that the advisory fees for Selected American Shares and Selected International Fund were reasonable in light of the nature, quality and extent of the services being provided to the Funds, the costs incurred by Davis Advisors in providing such service, and in comparison to the range of the average advisory fees of their peer groups as determined by an independent service provider. The Independent Directors found that the terms of the Advisory Agreements were fair and reasonable and that continuation of the Advisory Agreements is in the best interests of each Fund and their shareholders. The Independent Directors and the full Board of Directors therefore voted to continue the Advisory Agreements.

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purpose of their service as Directors to the Selected Funds, the business address for each of the Directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. After turning 75, each Director will be annually reviewed by the Independent Directors, and a majority of the Independent Directors (with such Director abstaining) may request such Director’s resignation as of the last business day of the year.  Subject to further exceptions and exemptions that may be granted by the Independent Directors, Directors must retire from the Board and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 80.

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Francisco L. Borges (11/17/51) Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight Foundation;
Trustee, Connecticut Public Broadcasting Network;
Chairman/Director, Assured Guaranty Ltd. (financial
guaranty insurance business); Director, Jefferies
Financial Group (holding company); Trustee,
Millbrook School; Trustee, Clipper Funds Trust
(consisting of one portfolio).

Lawrence E. Harris (09/16/56) Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA.	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41) Director since 2015	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56) Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44) Director since 1990 Chairman since 1997	Of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Chairman/Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O’Brien (09/12/45) Director since 1996	Retired; Corporate Economist, HP Inc.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1998	President or Vice President of each Selected Fund, \ Clipper Fund, and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65) Director since 1998	President or Vice President of each Selected Fund, Davis Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Davis Funds (consisting of 13 portfolios);
Trustee, Clipper Funds Trust (consisting of one
portfolio); Lead Independent Director, Graham
Holdings Company (educational and media company);
Director, The Coca Cola Company (beverage
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Selected Funds officer since 2018). Vice President and Chief Compliance Officer of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of Selected Funds (consisting of two portfolios), Davis Funds (consisting of 13 portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Selected Funds
P.O. Box 219662
Kansas City, Missouri 64121-9662

Overnight Address:
430 West 7th Street, Suite 219662
Kansas City, Missouri 64105-1407

Legal Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds’ website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.selectedfunds.com.

ITEM 2. CODE OF ETHICS

Not Applicable

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Katherine MacWilliams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6. SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11. CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 13. EXHIBITS

(a)(1)	Not Applicable

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL FUND, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 22, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: August 22, 2019

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: August 22, 2019